Exhibit 99.2
Navistar Analyst Conference Call September 13, 2006

Safe Harbor Statement Information provided and statements contained in this presentation that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of the presentation and the company assumes no obligation to update the information included in the presentation. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties and assumptions, including the risk of continued delay in the completion of our financial statements and the consequences thereof, the availability of funds, either through cash on hand or the company's other liquidity sources, to repay any amounts due should any of the company's debt become accelerated, and decisions by suppliers and other vendors to restrict or eliminate customary trade and other credit terms for the company's future orders and other services, which would require the company to pay cash and which could have a material adverse effect on the company's liquidity position and financial condition. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. For a further description of these and other factors, see Exhibit 99.1 to our Form 8-K filed on April 12, 2006.

Other Cautionary Legends As announced on April 6, 2006, the company's previously issued audited financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. Until the company completes the review of its accounts and the restatement of its financial statements, no assurance can be given with respect to the financial statement adjustments and impacts resulting from such review. The financial data presented in this package for the 2005 fourth quarter and the 2006 first, second and third quarters are preliminary and unaudited and are subject to change based on the completion of our on-going review of accounting matters, the completion of the our 2005 fourth quarter and 2006 first, second, and third quarter financial statements and the completion of the restatement of our financial results for the fiscal years 2002 through 2004 and for the first nine months of fiscal 2005. It is likely that the process of restating the prior year financial statements will require changes to the company's financial statements for 2006 due to revised application of certain accounting principles and methodologies that individually or in the aggregate may be material. Certain Non-GAAP measures are used throughout this presentation that provide investors with useful and relevant information about the company's business. A reconciliation to the most appropriate GAAP number is included in the appendix of this presentation.

Navistar participants on the call Dan Ustian - Chairman, President, & Chief Executive Officer Bill Caton - Executive Vice President & Chief Financial Officer Bob Lannert -Vice Chairman Terry Endsley - Vice President & Treasurer Heather Kos - Director of Investor Relations

Financial Reporting Update Accuracy of financial statements is #1 priority Working diligently with outside resources to complete financial statements Jim Blanda - interim corporate controller 60+ dedicated internal resources 125+ external accounting resources Strengthening internal accounting department Aggressive Project Plan is challenging

Remediation Plan Established a new accounting compliance department Created a remediation project management office Hired Ernst & Young to assist in management's documentation and testing of the SOX 404 process and any required remediation plan Restructured reporting relationships within Finance function Adding new technical accounting positions and upgrading current positions Strengthening internal audit function and expanding scope Strengthening controls, monitoring, and oversight Establishing a more proactive environment and strengthening the Disclosure Committee Upgrading information technology systems to strengthen the financial process Improving communication and the training processes throughout the company

Our strategy enables us to deliver our 2009 goal Great Products Competitive Cost Structure Profitable Growth Focused on Creating Shareholder Value $15 Billion Revenue $1.5 Billion Pre-Tax >10% Segment Margins in all businesses Improve cost structure while developing synergistic niche businesses with richer margins Improve conversion rate of operating income into net income Reduce cyclicality FY 2009 Goal 3 Pronged Strategy Reliable, Resilient, Ready!

Strategic Initiatives Update-Create and Deliver Great Products Leveraging what we have and what others have built Continued focus on quality Truck quality Engine quality Launch status update 2007 Emissions ProStar(tm) Brand Image DT466 and 7.3 Liter named in top ten diesel engines of all time Severe Service ranked #1 in the J.D. Power and Associates Vocational 2006 Heavy Duty Customer Satisfaction Survey Leaders in technology-Hybrid electric vehicles

Material Fixed Variable Other 0.87 0.039 0.05 0.041 As reported in the 2002 Annual Report/10K. On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. Strategic Initiatives Update Competitive Cost Structure Material Fixed Variable Other 0.78 0.1 0.045 0.075 2005 Cost of Goods Sold Composition Fixed Material Other 2002 Cost of Goods Sold Composition Variable Fixed Material Other Variable Focus is on supply base Cost structure is more variable Key Takeaways

Strategic Initiatives Update- Competitive Cost Structure Goal to achieve cost reductions to 10% segment margins by end of 2009 Material Global sourcing (10-20% gross savings/focus on quality) Design with a focus on quality and cost reduction Savings through scale: Engine scale with acquisition in South America Truck scale with Workhorse Strategic Partnerships Labor improvements Flexibility in the workforce Favorable work rules Continuous improvement in below the line expenses as well

Truck $6,000 Cost Reduction Walk- Competitive Cost Structure On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. 3% -4% Cumulative Gross savings 2007 (Projected) 2004 - 2006 (Projected) 2008 (Projected) 2009 (Projected) 5%-6% Cumulative Gross savings 8%-9% Cumulative Gross savings 7%-8% Cumulative Gross savings $6,000 Cost Reduction Goal Note: The information shown above is based on prerestatement/information and this goal excludes any steel impact as we assume that steel is being recovered through pricing. The goal was derived off the average cost of a truck at the end of 2003.

Breakeven improvements at three plants Competitive Cost Structure On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. Note: The plant performance excludes foreign exchange for Chatham and non-plant related expenses such as engineering, SGA, pension and financing costs.

Engine-Competitive Cost Structure
Emissions is the Focal Point

- **Emissions landscape**
  - 2004
  - 2007
- **2007 Emissions Cost/Price balance**
- **Cost reductions:**
  - Global sourcing-Focus on India, South America, and Mexico
  - Utilize power of scale
  - Design initiatives
  - Labor efficiencies
- **10% segment margin initiatives:**
  - Ability to recover emissions costs through pricing
  - Contain costs of emissions
  - Introduction of the MaxxForce 11 &13 liter engine
  - Expansion into India, China, and Europe via MWM acquisition

Goal to achieve $600 base engine cost reductions to aid 10% engine segment margins by end of 2009

13

Navistar Investor Conference call-Sept. 13th, 2006

Strategic Initiatives Update Deliver Profitable Growth Utilizing what we have and what others have built Improve existing markets via Distribution Channel Enter niche markets from commercial platforms Military Export Commercial Bus Expand through strategic acquisitions and partnerships RV Chassis South America Mahindra International

Delivering Profitable Growth Military Business CAMP NAVISTAR

Delivering Profitable Growth Military Business Over 20 Contracts won to date Total potential value => $1.5B Over 12,000 units 1,288 units delivered in 2005 Over 3,000 units to be delivered in 2006 FTTS Development Agreement Delivery of Vehicle Nov 2006 International Advantages Existing Platforms Scale/Low Cost Structure Aggressive Delivery Best Value On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Delivering Profitable Growth Military Business Protecting soldiers and government contractors through armoring solutions

Delivering Profitable Growth Military Business-What is next? Tacom continued support Joint Light Tactical Vehicle Future Tactical Truck Systems (FTTS) Testing Foreign Military Sales Canadian Proposal-opportunity for $1.2 billion acquisition of 2,300 new medium-sized logistics trucks and associated equipment Israel Procurement Opportunities Armored Products

Delivering Profitable Growth Mahindra International Mahindra Joint Venture Strategy Component Sourcing Engineering Commercial Growth - India & Exports Mahindra International is currently selling commercial trucks and buses in Class 3-4 range Upgraded bus products are being launched now, including one with a new common rail electronic engine A full line of new vehicles in Class 4-8 range is currently under development Plans are to launch new buses in June 08, new trucks beginning in December 08 By end of 2011, target volume is 60,000 units/year in a market of 400,000 (Class 3-8)

Operational Update - Truck Shipments(3) Note: Information shown below is based on Navistar's fiscal year-end

Operational Update-Truck Market Share(1) and Order Receipts(5) Navistar share of Order receipts (5): US & Canada

Operational Update-Engine Shipments World Wide Engine Shipments (3) Note: Information shown above is based on Navistar's fiscal year-end

Below the line expenses - Competitive Cost Structure Contained pension obligation Active and retiree medical expenses have been flat since 2004 and we expect that for fiscal 2006 Projected tax rate less than 38% Income eligible for profit sharing/supplemental trust has shifted away from US sources to Canada, Mexico, & Brazil On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Operational Update-NFC July 31, 2006 balances remain favorable Wholesale at historical high of $1.7 Billion Retail at $3.9 Billion With the health of our industry comes additional competitive pressure from local banks and other lenders entering the market We continue to focus on our competitive position balancing rate and credit quality

Capital Structure, Cash and Liquidity Manufacturing Operations* *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The above additional financial information is provided to assist shareowners and creditors in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. In August Navistar borrowed ~$195 million to pay off the 2.5% Convertible Notes, which tendered We intend to pay down $400 million of the bridge facility by fiscal year-end Ending manufacturing cash balance and marketable securities expected to be $750 million to $850 million (after $400 million debt pay-down)

Summary - Keys to success Complete restatement process Creating great products Continue to focus and invest in quality Entering niche markets with minimal investment ProStar production to begin January 2007 MaxxForce 11 Liter and 13Liter production to begin October 2007 Building a competitive cost structure Truck Engine Delivering profitable growth Military, Export, South America acquisitions, RV chassis

Total NA Industry ? What it Means for Navistar in 2007 and beyond New products and markets will enhance the growth of our business while our cost structure drives increasing profitability Total NA Industry Demand *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. 2007 Offset: Cost Reductions ? Parts ? Military ? Workhorse ? Export ? India ? MWM ? Reduced Breakeven Record EPS >10 % Average Segment Margins 2009 Goal Consolidated Sales and Revenue of $15 Billion Great Products Competitive Cost Structure Profitable Growth 3 Pronged Strategy

Appendix Frequently Asked Questions & Supplemental Data

Frequently Asked Questions Q1: When will you be able to quantify the impact of the restatement? A: Given the number of items under review we do not feel comfortable quantifying the restatement until we file the financial statements. Q2: Can you update us on where you stand with the NYSE? A: The New York Stock Exchange has granted the company up to a six month additional trading period through February 1, 2007, to complete and file its fiscal 2005 annual report on Form 10-K with the Securities and Exchange Commission, subject to reassessment during this time frame. Q3: Can you provide any information about your plans for your debt balance? A: We intend to pay down $400 million of the $1.5 billion bridge facility by fiscal year-end. Q4: Can you give us any update on your 2007 EPS guidance? A: We will not give specific guidance for 2007 at this time. We do believe the actions we have put in place will make 2007 a good year. On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Q5: How does a 100 basis points increase/decrease impact the post retirement benefits expense and the projected benefit obligation? A: A change in the expected return on assets of 100 basis points would increase/decrease pension expense by $32 million and other postretirement benefits expense by $8 million annually. A 100 basis point change in the discount rate change would have an impact of less than $4 million on annual pension expense. The impact of a change of 100 basis points in the discount rate would increase/decrease the obligation for pension benefits by approximately $325 million and the obligation for other benefits by approximately $224 million. Q6: You have a goal to reduce cost by $6,000 per truck and $600 per engine by 2009. Can you update us on your progress? A: Due to the restatement process, we cannot give progress to the specific goals, but based on our strategic initiatives in global sourcing, growing scale, strategic partnering with others, design changes, and a continued focus on manufacturing efficiencies, we believe we are on track if not ahead to meet these goals by 2009. Q7: In 2005, you acquired MWM and Workhorse and bought and sold some of your dealers as part of your dealer distribution strategy. What were the costs of those acquisitions? A: In 2005, we paid approximately $580 million in total for MWM, Workhorse, and net dealer franchise acquisitions. Q8: The company has said that it has reduced its fixed costs since 2002. Can you give some examples of improvements you have implemented? A: In 2002, our Truck Costs of Goods sold composition was 10% fixed versus 2005 of 3.9% fixed. We have put productivity improvements in place such as line speed efficiencies, model alignment across facilities, new labor agreements and plant outsourcing. Q9: What should we assume the company will spend on capital expenditures in 2006 and 2007? A: For 2006 and 2007, we expect our capital expenditures to be within the $250 million to $350 million range per year. Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

Q10: What can we expect from your 2007 engines? A: We expect to achieve fuel economy, durability/reliability and performance neutrality compared to our 2006 engine. Our plan is to offset the decreased energy content of ultra low sulfur diesel fuel and the small fuel usage for active regeneration with improvements in the basic engine combustion system and electronic controls. Q11: Can you provide an update on the negotiations with the UAW ? A: Union members failed to ratify the proposed contract that had been agreed to by the company and the union bargaining committee. We expect no impact to the business given that current contract runs through September 30, 2007. As is typical, we will begin discussions on a new UAW master contract mid-year 2007. Q12: What is your anticipated 2007 pricing given the stringent federal exhaust emissions standards? A: For our cab forward (CF) vehicle, prices are estimated to increase approximately $4,000. Prices for International mid- range diesel powered trucks and IC buses will increase $5,000 to $6,000 per vehicle and for International Class 8 truck/tractors with supplier engines, prices will increase $7,000 to $9,000. Q13: Have you seen any year over year steel, precious metals and resin price increases in 2006? A: Through July 31st, our unaudited year-to-date costs reflect $108 million for precious metals increases and $25 million for other commodity increases such as resins and petroleum products. Generally, we have been able to recover these increases in the marketplace via pricing performance. Frequently Asked Questions On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements.

2006 Industry Guidance Source: Wards, ACT, Polk data combined with Internal Company reports

Market Share Source: Wards, ACT, Polk data combined with Internal Company reports

Order Receipts - US & Canada Source: ACT data combined with Internal Company reports

World Wide Engine Shipments

SEC Regulation G The adjustment columns below include the activities of the company's financial services operations as well as other reporting adjustments, including eliminations. *On April 6, 2006, the company announced that the company's previously issued audited financial statements and the independent auditors' reports thereon for the years ended October 31, 2002 through 2004, and all quarterly financial statements for periods after November 1, 2002 should no longer be relied upon because of errors in such financial statements. The following additional financial information is provided based upon the continuing interest of certain shareowners and creditors to assist them in understanding our core manufacturing business and to separate the debt service requirements of the manufacturing company from those of the finance company. ($ millions)

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